Quarterly Report
September 30, 1995

THE R.O.C. TAIWAN FUND
Manager:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  (02) 713-7702
Telex:  13614 INTRUST
Fax:  886-2-717-3077
Officers and Trustees:
Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
     Officer, Trustee, and Fund Manager
Raymund A. Kathe, Trustee and Audit Committee
     Member
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
      Member
Alfred F. Miossi, Trustee and Audit Committee
     Member
Li-Yin Kung, Trustee and Audit Committee
     Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
     Treasurer, and Secretary
Henry H. Hopkins, Assistant Vice President
     and Assistant Secretary
Ingrid Vordemberge, Assistant Vice President
     and Assistant Secretary
Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China
Transfer Agent and U.S. Custodian,
Paying and Plan Agent:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
U.S. Administrator:
T. Rowe Price Services, Inc.
100 East Pratt Street
Baltimore, Maryland  21202
U.S.A.
For information on the Fund, including the NAV, please call toll free 1-800-343-9567.

Dear Stockholders
The net asset value (NAV) per share of the R.O.C. Taiwan Fund declined 13.1% during the third quarter compared with a 7.6% drop in the Taiwan Stock Exchange Index (TAIEX). The Fund underperformed the market largely because of the depreciation during the period of the New Taiwan dollar, which fell 4.6% against the U.S. dollar.
      Investor confidence was low throughout much of the third quarter. In July and August, China conducted two rounds of missile tests about 100 miles off the coast of Taiwan. Two major scandals at financial institutions also rattled the market in August. Both involved embezzlement of money for stock market speculation and came to light after the long downturn in share prices.
      September saw some respite for the market, which had reached a 20-month low in August, as the TAIEX made its first monthly gain since March. For one thing, investor confidence was restored somewhat as tensions with China eased. The government also implemented new rules that raised the ceiling on foreign investment in the stock market. In addition, the central bank took steps to reduce upward pressure on short-term interest rates, lowering bank reserve requirements for the second time in as many months.
      The economy, which grew 6.7% in the first half of the year, started to suffer slightly from a sluggish property market and the weakness of the equity market. The effect has been most evident in private consumption, which is now growing in real terms at a slower rate than the economy after more than 8% growth in each of the last three years. As a result, the government has lowered its economic growth forecast for 1995 from 6.9% to 6.6%.
      On a more positive note, however, foreign demand remains buoyant. In the July to September period, export growth exceeded 20% for the third consecutive quarter. Just as important, such strong expansion should continue over the rest of the year. Overseas orders received by Taiwan manufacturers - the best indicator of future foreign demand - remained robust. In fact, the annual rate of increase in such orders in August was the highest in eight years.
Portfolio Strategy
After three consecutive quarterly declines totaling almost 30%, we are optimistic that the stock market will improve during the last three months. Such government measures as permitting additional foreign investment and the adoption of a more expansionary monetary policy have helped stabilize the market. The year-end legislative elections should have little, if any, long-term effect on the bourse since investors are now more accustomed to political change. Most important, the market valuation of about 17 times estimated 1995 earnings is at an eight-year low.
      The Fund will remain fully invested, focusing on those shares that have been oversold but present promising growth prospects. Within these parameters, we will also select certain small-capitalization stocks. Trading volume may not be large enough to support much upward movement in share prices of bigger companies as investors become a little more cautious with the approach of the elections in early December. In addition, our previous emphasis on companies standing to benefit from lower interest rates proved correct and will be continued.
      We appreciate your continuing support and look forward to discussing our market outlook and portfolio strategy with you in future reports.
      Respectfully submitted,



      Daniel Chiang
      President

October 26, 1995
Respectfully Submitted,
Daniel Chiang
President

Portfolio Highlights
Three Months Ended September 30, 1995
Key Statistics
Change in NAV ($10.73 to $9.32)     -$1.41
Total Net Assets                    $259.7 Million
Security Classification
      Value
Percent of Net Assets               (000)
______________________________      ______
Common and Preferred Stocks         94.82%$246,298
Short-Term Investments              4.4411,535
      ______                        _______
Total Investments                   99.26257,833
Other Assets Less
     Liabilities                    0.741,913
Net Assets                          100.00%$259,746
Ten Largest Holdings
      Percent of
Company                             Net Assets
___________________________________ __________
United Microelectronics Corp.       6.32%
Mosel Vitelic Inc.                  4.67
Acer Inc.                           3.62
Nan Ya Plastics Corp.               3.50
Taiwan Glass Industrial Corp.       3.31
Tatung Co.                          2.96
Evergreen Marine Corp.              2.93
First Commercial Bank               2.71
Taiwan Semicondutor Manufacturing Co.2.51
Formosa Plastics Corp.              2.14
Industry Diversification
      Percent of
Ten Largest Sectors                 Net Assets
______________________________      __________
Semiconductors                      15.89%
Electronics                         13.05
Banking                             9.31
Plastics                            9.03
Textiles                            7.53
Electrical & Machinery              5.77
Steel & Other Metals                4.97
Transportation                      4.84
Other Financials                    3.90
Rubber                              3.90